UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 11, 2009

                                 PUBLIC STORAGE
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
                 (State or Other Jurisdiction of Incorporation)

                001-33519                                95-3551121
        (Commission File Number)            (I.R.S. Employer Identification No.)


701 Western Avenue, Glendale, California                 91201-2349
(Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (818) 244-8080



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

On February 11, 2009, Public Storage (the "Company") announced it has accepted for purchase an aggregate of $96,683,000 principal amount of its 7.75% Notes due 2011 and $13,540,000 principal amount of its 5.875% Notes due 2013 (collectively, the "Notes") of its subsidiary, Shurgard Storage Centers, LLC, that were validly tendered pursuant to its previously announced fixed price cash tender offer for such Notes (the "Tender Offer"). The Tender Offer expired at 5:00 p.m., New York City time, on Tuesday, February 10, 2009. The Tender Offer was made pursuant to the Offer to Purchase and the related Letter of Transmittal dated January 3, 2009.

                                                        AGGREGATE PRINCIPAL
                                                              AMOUNT
CUSIP NUMBER            SECURITY DESCRIPTION           ACCEPTED FOR PURCHASE
82567DAE4               7.75% Notes due 2011                $96,683,000
82567DAF1               5.875% Notes due 2013               $13,540,000

A copy of the press release announcing the completion of the Tender Offer is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

Exhibit No.                           Description
-----------  -------------------------------------------------------------------

    99.1     Press Release dated February 11, 2009.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PUBLIC STORAGE

February 11, 2009
                                           By: /s/ John Reyes
                                               --------------
                                           Name:  John Reyes
                                           Title: Senior Vice President &
                                                  Chief Financial Officer





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



                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------   ------------------------------------------------------------------

    99.1      Press Release dated February 11, 2009.


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